SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 1998
                                                  ----------------

                            FOAMEX INTERNATIONAL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   0-22624                   05-0473908
(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)              Number)                    Number)

                     1000 Columbia Avenue, Linwood, PA 19061
                    (Address of Principal Executive Offices)

                                 (610) 859-3000
              (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events.

                  On November 5, 1998, Foamex International Inc. (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with Trace International Holdings, Inc., a Delaware corporation ("Parent"), and Trace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"). Pursuant to the terms of the Merger Agreement, Sub will merge with and into the Company (the "Merger"), and each share of the common stock, par value $.01 per share, of the Company (the "Common Stock"), other than shares held by Parent and its subsidiaries, treasury shares, and shares with respect to which appraisal rights are perfected, will be converted into the right to receive $12.00 per share in cash.

                  Prior to the execution of the Merger Agreement, Trace delivered to the Company a notice (the "Termination Notice") terminating the Agreement and Plan of Merger, dated as of June 25, 1998, among the Company, Parent and Sub (the "July Agreement"), which had provided for a price of $18.75 per share, on the grounds that the financing condition set forth in Section 6.3 of the July Agreement was incapable of occurring.

                  Consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, (i) the approval and adoption of the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter other than Parent and its subsidiaries and certain of its affiliates; (ii) the absence of any pending litigation to restrain, prohibit or seek damages in respect of the Merger Agreement or the transactions contemplated thereby, which condition may be waived by the parties; and (iii) the receipt of requisite financing.

                  The closing of the Merger is expected to occur as soon as practicable after the satisfaction of the conditions set forth in the Merger Agreement. The descriptions of the Merger Agreement and the Termination Notice contained herein are qualified in their entirety by reference to the Merger Agreement and the Termination Notice, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

                  On November 6, 1998, the Company issued a press release relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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                                                                               3

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of November 5, 1998, by and among Trace International Holdings, Inc., a Delaware corporation, Trace Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Trace, and Foamex International Inc., a Delaware corporation.

                  2.2 Notice of Termination, dated November 5, 1998, from Trace International Holdings, Inc.

                  99.1     Press Release of the Company dated November 5, 1998.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 1998

                                             FOAMEX INTERNATIONAL INC.


                                             By: /s/ John A. Feenan
                                             ----------------------------
                                             John A. Feenan
                                             Executive Vice President,
                                             Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.       Description

2.1 Agreement and Plan of Merger, dated as of November 5, 1998, by and among Trace International Holdings, Inc., a Delaware corporation, Trace Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Trace, and Foamex International Inc., a Delaware corporation.

2.2 Notice of Termination, dated November 5, 1998, from Trace International Holdings, Inc.

99.1              Press Release of the Company dated November 5, 1998.